                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                   Class A Share Certificate (8-1/2" x 12-5/8")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner) share certificate no. XX-000000

         (upper right box with heading: CLASS A SHARES below cert. no.)

         (centered below boxes)
                                            OPPENHEIMER NEW YORK MUNICIPAL FUND
                                               A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR
                                                                         CERTAIN DEFINITIONS

                                                              (box with number) CUSIP 683913 107

         (at left) _________________________ is the owner of

         (centered)        FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF

                                                 OPPENHEIMER NEW YORK MUNICIPAL FUND

                  (hereinafter  called the "Fund",  transferable only on the books of the Fund by the holder hereof in  person  or  by  duly  authorized  attorney,  upon  surrender  of  this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
                  Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                                       SEAL
                                                       1984
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                                            Countersigned
                                            OPPENHEIMERFUNDS SERVICES
                                            (A Division of OppenheimerFunds, Inc.)
                                            Englewood (CO)    Transfer Agent

                                            By ____________________________
                                                     Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                                     (Cust)                     (Minor)

                                            UNDER UGMA/UTMA   ___________________
                                                                                        (State)
Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________  Class  A  Shares  of  beneficial  interest  represented  by the  within
Certificate,  and do hereby irrevocably constitute and appoint  ____________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                               --------------------------
                                               (Both must sign if joint owners)

                                               Signature(s) ___________________
                                               guaranteed      Name of Guarantor
                                               by:             ___________________
                                                              Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment must vertically to correspond with the name(s) as written upon the right of above face of the  certificate  in every  particular  paragraph)  without  alteration  or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without "four hands"
this watermark: logotype

                        ------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                   Class B Share Certificate (8-1/2" x 12-5/8")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner) share certificate no. XX-000000

         (upper right box with heading: CLASS B SHARES below cert. no.)

         (centered below boxes)
                                            OPPENHEIMER NEW YORK MUNICIPAL FUND
                                               A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                                      (at right) SEE REVERSE FOR
                                                                                  CERTAIN DEFINITIONS

                                                                       (box with number) CUSIP 683913 206

         (at left) _________________________ is the owner of

                               (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF

                                                 OPPENHEIMER NEW YORK MUNICIPAL FUND

                  (hereinafter  called the "Fund",  transferable only on the books of the Fund by the holder hereof in  person  or  by  duly  authorized  attorney,  upon  surrender  of  this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
                  Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                                       SEAL
                                                       1984
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                                            Countersigned
                                            OPPENHEIMERFUNDS SERVICES
                                            (A Division of OppenheimerFunds, Inc.)
                                            Englewood (CO)    Transfer Agent

                                            By ____________________________
                                                     Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                                     (Cust)                     (Minor)

                                            UNDER UGMA/UTMA   ___________________
                                                                                        (State)
Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________  Class  B  Shares  of  beneficial  interest  represented  by the  within
Certificate,  and do hereby irrevocably constitute and appoint  ____________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                               --------------------------
                                               (Both must sign if joint owners)

                                               Signature(s) ___________________
                                               guaranteed      Name of Guarantor
                                               by:             ___________________
                                                              Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment must vertically to correspond with the name(s) as written upon the right of above face of the  certificate  in every  particular  paragraph)  without  alteration  or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without "four hands"
this watermark: logotype

                        ------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                   Class C Share Certificate (8-1/2" x 12-5/8")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner) share certificate no. XX-000000

         (upper right box with heading: CLASS C SHARES below cert. no.)

         (centered below OPPENHEIMER NEW YORK MUNICIPAL FUND
         below boxes) A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR
                                                                                                CERTAIN DEFINITIONS

                                                              (box with number) CUSIP 683913 107

         (at left) _________________________ is the owner of

                               (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF

                                                 OPPENHEIMER NEW YORK MUNICIPAL FUND

                  (hereinafter  called the "Fund",  transferable only on the books of the Fund by the holder hereof in  person  or  by  duly  authorized  attorney,  upon  surrender  of  this  certificate  properly endorsed.  This  certificate  and the  shares  represented  hereby  are  issued and shall be held subject  to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until  countersigned by the
                  Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                        OPPENHEIMER NEW YORK MUNICIPAL FUND
                                                       SEAL
                                                       1984
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)

                                            Countersigned
                                            OPPENHEIMERFUNDS SERVICES
                                            (A Division of OppenheimerFunds, Inc.)
                                            Englewood (CO)    Transfer Agent

                                            By ____________________________
                                                     Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - ___________  Custodian ___________
                                                     (Cust)                     (Minor)

                                            UNDER UGMA/UTMA   ___________________
                                                                                        (State)
Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------
Please print or type name and address of assignee)
-----------------------------------------------------
__________________________________________  Class  C  Shares  of  beneficial  interest  represented  by the  within
Certificate,  and do hereby irrevocably constitute and appoint  ____________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                               --------------------------
                                               (Both must sign if joint owners)

                                               Signature(s) ___________________
                                               guaranteed      Name of Guarantor
                                               by:             ___________________
                                                              Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment must vertically to correspond with the name(s) as written upon the right of above face of the  certificate  in every  particular  paragraph)  without  alteration  or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without "four hands"
this watermark: logotype

                        ------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY